EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2023
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share for the six months ended June 30, 2023 and 2022 are as follows:

(in thousands of $)	2023	2022
Net income	26,068	289,072

(in thousands)	2023	2022
Weighted average number of shares outstanding - basic	200,337	200,540
Dilutive effect of stock options	541	906
Weighted average number of shares outstanding - diluted	200,878	201,446

In the six months ended June 30, 2023, all 650,000 of outstanding share options during the period were dilutive (six months ended June 30, 2022: 1,100,000 share options were dilutive). In May 2022, 450,000 share options held by the management were exercised, resulting in a decrease of outstanding share options which were dilutive from 1,100,000 to 650,000 as of June 30, 2022.

	2023	2022
Cash dividends per share declared	$0.20	$1.10